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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF EARLIEST EVENT REPORTED: JANUARY 19, 1999



                        EQUITY CORPORATION INTERNATIONAL
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                       0-24728                 75-2521142
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)




                        415 SOUTH FIRST STREET, SUITE 210
                               LUFKIN, TEXAS 75901
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (409) 631-8700




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

CONSUMMATION OF MERGER OF EQUITY CORPORATION INTERNATIONAL WITH A WHOLLY OWNED SUBSIDIARY OF SERVICE CORPORATION INTERNATIONAL

         Effective on January 19, 1999, pursuant to an Agreement and Plan of Merger dated as of August 6, 1998, as amended by the First Amendment to Agreement and Plan of Merger dated as of December 14, 1998 (the "Merger Agreement"), by and among Service Corporation International, a Texas corporation ("SCI"), SCI Delaware Funeral Services, Inc., a Delaware corporation and a wholly owned subsidiary of SCI ("Merger Sub"), and Equity Corporation International, a Delaware corporation ("ECI"), Merger Sub merged with and into ECI (the "Merger"), with ECI surviving the Merger as a wholly owned subsidiary of SCI. The closing of the transactions contemplated by the Merger Agreement took place on January 19, 1999. Pursuant to the terms of the Merger Agreement, each outstanding share of ECI common stock, par value $.01 per share, issued and outstanding immediately prior to the effective time of the Merger ("ECI Common Stock") (excluding any shares held in ECI's treasury and held by any direct or indirect wholly owned subsidiary of ECI) was converted into the right to receive
0.71053 validly issued, fully paid and nonassessable shares of common stock, par value $1.00 per share, of SCI ("SCI Common Stock"). Approximately 15,515,126 shares of SCI Common Stock will be issued to ECI stockholders, representing approximately 5.6% of the outstanding SCI common stock after the Merger. ECI Common Stock is no longer transferable and certificates evidencing shares of ECI Common Stock represent only the right to receive, without interest, shares of SCI Common Stock. Cash will be paid in lieu of fractional shares of SCI Common Stock. The consideration of the Merger was determined through negotiations between the managements of ECI and SCI and was approved by their respective boards of directors. The stockholders of ECI approved the Merger at a special meeting on December 31, 1998.

         Under the Merger Agreement, each unexpired and unexercised outstanding ECI stock option to purchase shares of ECI Common Stock under (a) the ECI Amended and Restated 1994 Long-Term Incentive Plan, the ECI 1998 Long-Term Incentive Plan and the ECI 1997 Employee Stock Purchase Plan (the "ECI Stock Plans") or (b) any stock plan or agreement of ECI, which by its terms is not extinguished in the Merger, was converted into an option to purchase the number of shares of SCI Common Stock equal to 0.71053 times the number of shares of ECI Common Stock which could have been obtained prior to the Merger, at an exercise price per share equal to the exercise price of each such share of ECI Common Stock subject to such option divided by 0.71053. SCI also assumed the obligations of ECI under the ECI Stock Plans.

         On January 19, 1999, SCI and ECI issued a joint press release announcing the consummation of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

ITEM 5.  OTHER EVENTS

EXECUTION OF FIRST SUPPLEMENTAL INDENTURE

         As of January 19, 1999, SCI, ECI and Bankers Trust Company, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee, entered into a First Supplemental Indenture (the "Supplemental Indenture") with respect to the Indenture, dated as of February 25, 1998, between ECI and Bankers Trust Company (the "Original Indenture"), pursuant


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to which ECI issued 4 1/2% Convertible Subordinated Debentures due 2004, redeemable at the election of ECI at any time after February 1, 2001 (the "Debentures"). Pursuant to the Supplemental Indenture, SCI became a co-obligor with respect to the payment obligations of ECI arising under the Original Indenture and the Debentures. Additionally, the Debentures became convertible into shares of SCI Common Stock. The Debentures will rank pari passu with all senior indebtedness of SCI that is unsecured. SCI also assumed filing all reports and other information as required by the Securities Exchange Act of 1934, as amended. SCI shall include in the notes to its consolidated financial statements "summarized financial information" concerning ECI as required by the Securities and Exchange Commission. A copy of the Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

FEDERAL TRADE COMMISSION APPROVES MERGER

         On January 19, 1999, SCI and ECI issued a joint press release announcing that the Federal Trade Commission (the "FTC") has accepted the Agreement Containing Consent Order signed by SCI and the FTC staff in December 1998, resolving regulatory concerns of the FTC staff with regard to the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Exhibits.

                  2.1 Agreement and Plan of Merger dated as of August 6, 1998, by and among Service Corporation International, SCI Delaware Funeral Services, Inc. and Equity Corporation International (incorporated by reference to Appendix A to the Proxy Statement/Prospectus included as part of Service Corporation International's Registration Statement on Form S-4 (File No. 333-66957)).

                  2.2 First Amendment to Agreement and Plan of Merger dated as of December 14, 1998 (incorporated by reference to Appendix A to the Supplement to Proxy Statement/Prospectus included as part of a Rule 424(b) Prospectus to Service Corporation International's Registration Statement on Form S-4 (File No. 333-66957)).

                 *4.1 First Supplemental Indenture, dated as of January 19, 1999, by Service Corporation International and Equity Corporation International to Bankers Trust Company.

                *99.1 Joint press release dated January 19, 1999 issued by Service Corporation International and Equity Corporation International.

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*Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EQUITY CORPORATION INTERNATIONAL




                                    By:  /s/ W. Cardon Gerner
                                        ----------------------------------------
                                             W. Cardon Gerner
                                             Senior Vice President and
                                             Chief Financial Officer

                                             (Principal Financial Officer
                                             and Duly Authorized Officer)

Date: January 19, 1999



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                                  EXHIBIT INDEX

EXHIBIT
   NO.                             DESCRIPTION
-------                            -----------

  2.1 Agreement and Plan of Merger dated as of August 6, 1998, by and among Service Corporation International, SCI Delaware Funeral Services, Inc. and Equity Corporation International (incorporated by reference to Appendix A to the Proxy Statement/Prospectus included as part of Service Corporation International's Registration Statement on Form S-4 (File No. 333-66957)).

  2.2 First Amendment to Agreement and Plan of Merger dated as of December 14, 1998 (incorporated by reference to Appendix A to the Supplement to Proxy Statement/Prospectus included as part of a Rule 424(b) Prospectus to Service Corporation International's Registration Statement on Form S-4 (File No. 333-66957)).

 *4.1 First Supplemental Indenture, dated as of January 19, 1999, by and among Service Corporation International, Equity Corporation International and Bankers Trust Company.

*99.1 Joint press release dated January 19, 1999 issued by Service Corporation International and Equity Corporation International.

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*Filed herewith.



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